Fiscal 3Q22 Results July 27, 2022

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions (including our acquisition of SumRidge Partners, LLC completed on July 1, 2022), divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, is intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

Fiscal 3Q22 highlights 4 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Certain non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. $ in millions, except per share amounts 3Q22 vs. 3Q21 vs. 2Q22 As reported: Net revenues $ 2,718 10% 2% Net income available to common shareholders $ 299 (3)% (7)% Earnings per common share - diluted $ 1.38 (5)% (9)% 3Q21 2Q22 Return on common equity 13.3% 15.9% 15.0% vs. 3Q21 vs. 2Q22 Non-GAAP measures*: Adjusted net income available to common shareholders $ 348 (13)% 1% Adjusted earnings per common share - diluted $ 1.61 (14)% (1)% 3Q21 2Q22 Adjusted return on common equity 15.4% 20.5% 16.1% Adjusted return on tangible common equity 18.1% 22.9% 18.0%

Fiscal 3Q22 key metrics 5 $ in billions 3Q22 vs. 3Q21 vs. 2Q22 Client assets under administration $ 1,125.3 (3)% (10)% Private Client Group (PCG) assets under administration $ 1,068.8 (3)% (11)% PCG assets in fee-based accounts $ 606.7 (2)% (11)% Financial assets under management* $ 182.4 (5)% (6)% Total clients' domestic cash sweep balances $ 75.8 20% (1)% PCG financial advisors** 8,616 2% (1)% Bank loans, net: Raymond James Bank RECORD $ 30.1 26% 8% TriState Capital Bank RECORD $ 11.8 NM NM Total bank loans, net* RECORD $ 41.8 75% 50% *These metrics include the impact of the acquisition of TriState Capital Holdings, including TriState Capital Bank and Chartwell Investment Partners LLC, which was completed on June 1. As of June 30, 2022, the impact was $11.8 billion on bank loans, net and $9.4 billion on financial assets under management. **Includes the impact of the transfer of one firm with 166 financial advisors previously affiliated as independent contractors to our Registered Investment Advisor & Custody Services ("RCS") division during our fiscal third quarter. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration.

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. Fiscal 3Q22 segment results 6 $ in millions 3Q22 vs. 3Q21 vs. 2Q22 Net revenues: Private Client Group RECORD $ 1,958 15% 2% Capital Markets $ 383 (14)% (7)% Asset Management $ 228 1% (3)% Bank RECORD $ 276 63% 40% Consolidated net revenues $ 2,718 10% 2% Pre-tax income: Private Client Group RECORD $ 251 29% 18% Capital Markets $ 61 (47)% (30)% Asset Management $ 93 (11)% (10)% Bank $ 74 (29)% (11)% Consolidated pre-tax income $ 415 8% (4)%

FYTD 2022 highlights (9 months) 7 Note: FYTD 2022 is from the period October 1, 2021 to June 30, 2022. FYTD 2021 is from the period October 1, 2020 to June 30, 2021. All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Certain non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. $ in millions, except per share amounts FYTD 2022 vs. FYTD 2021 As reported: Net revenues RECORD $ 8,172 16% Net income available to common shareholders RECORD $ 1,068 10% Earnings per common share - diluted RECORD $ 4.99 8% FYTD 2021 Return on common equity 16.3% 17.4% vs. FYTD 2021 Non-GAAP measures*: Adjusted net income available to common shareholders $ 1,156 6% Adjusted earnings per common share - diluted $ 5.41 5% FYTD 2021 Adjusted return on common equity 17.6% 19.3% Adjusted return on tangible common equity 20.1% 21.4%

FYTD 2022 segment results (9 months) 8 $ in millions FYTD 2022 vs. FYTD 2021 Net revenues: Private Client Group RECORD $ 5,719 19% Capital Markets RECORD $ 1,410 6% Asset Management RECORD $ 698 11% Bank RECORD $ 656 32% Consolidated net revenues RECORD $ 8,172 16% Pre-tax income: Private Client Group RECORD $ 659 25% Capital Markets RECORD $ 349 —% Asset Management RECORD $ 303 10% Bank $ 259 (9)% Consolidated pre-tax income RECORD $ 1,406 14% Note: FYTD 2022 is from the period October 1, 2021 to June 30, 2022. FYTD 2021 is from the period October 1, 2020 to June 30, 2021. Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank.

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 3Q22 vs. 3Q21 vs. 2Q22 Asset management and related administrative fees $ 1,427 13% (3)% Brokerage revenues 513 (7)% (9)% Account and service fees 211 31% 18% Investment banking 223 (19)% (5)% Interest income 374 82% 55% Other 30 (45)% 11% Total revenues 2,778 11% 2% Interest expense (60) 50% 58% Net revenues $ 2,718 10% 2%

Domestic cash sweep balances 11 C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 29.3 31.4 33.1 33.6 36.6 25.1 24.5 24.3 25.9 25.5 8.6 10.8 16.1 17.0 13.762.9 66.7 73.5 76.5 75.8 6.1% 6.3% 6.5% 7.0% 7.8% RJBDP - Bank Segment* RJBDP - Third-Party Banks* Client Interest Program 3Q21 4Q21 1Q22 2Q22 3Q22 Note: May not total due to rounding. *Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, which includes Raymond James Bank and TriState Capital Bank, as well as various third-party banks. Year-over-year change: 20% Sequential change: (1)%

Net interest income & RJBDP fees (third-party banks) 12 Note: Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. *As reported in Account and Service Fees in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 183 198 205 224 370 165 180 188 204 31418 18 17 20 56 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 3Q21 4Q21 1Q22 2Q22 3Q22 NET INTEREST MARGIN (NIM) 1.92% 1.92% 1.92% 2.01% 2.41% 1.31% 1.33% 1.29% 1.25% 1.77% Firmwide NIM Bank Segment NIM 3Q21 4Q21 1Q22 2Q22 3Q22 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 0.29% 0.29% 0.28% 0.32% 0.88% 3Q21 4Q21 1Q22 2Q22 3Q22 Year-over-year change: 102% Sequential change: 65%

Consolidated expenses 13 $ in millions 3Q22 vs. 3Q21 vs. 2Q22 Compensation, commissions and benefits $ 1,834 10% (1)% Non-compensation expenses: Communications and information processing 129 18% 2% Occupancy and equipment 65 12% 5% Business development 58 87% 71% Investment sub-advisory fees 38 12% (5)% Professional fees 38 27% 41% Bank loan provision/(benefit) for credit losses 56 NM 167% Other 85 1% 10% Total non-compensation expenses 469 10% 21% Total non-interest expenses $ 2,303 10% 3% Note: See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. *Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. TOTAL NON-COMPENSATION EXPENSES $ IN MILLIONS 425 360 339 388 469 3Q21 4Q21 1Q22 2Q22 3Q22 TOTAL COMPENSATION RATIO* 67.2% 65.9% 67.7% 69.3% 67.5% 66.7% 65.3% 67.3% 68.8% 66.8% Adjusted Total Compensation Ratio Total Compensation Ratio 3Q21 4Q21 1Q22 2Q22 3Q22

* This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 14 15.6% 20.8% 20.1% 16.2% 15.3% 20.5% 21.8% 20.8% 17.4% 17.7% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)* 3Q21 4Q21 1Q22 2Q22 3Q22

Other financial information 15 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 3Q22 vs. 3Q21 vs. 2Q22 Total assets $ 86,111 51% 18% RJF corporate cash* $ 2,028 30% (9)% Total common equity attributable to RJF $ 9,395 19% 9% Book value per share $ 43.60 14% 5% Tangible book value per share** $ 35.79 4% (2)% Weighted-average common and common equivalent shares outstanding – diluted 215.7 2% 1% 3Q21 2Q22 Tier 1 leverage ratio*** 10.8% 12.6% 11.1% Tier 1 capital ratio*** 20.1% 24.4% 23.9% Common equity tier 1 ratio*** 20.1% 24.4% 23.9% Total capital ratio*** 21.4% 25.6% 25.0% Effective tax rate 27.5% 20.3% 25.4%

$458M of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES* $ IN MILLIONS 102 54 60 71 171 48 100 54 54 60 71 71 Share Repurchases* Dividends Paid 3Q21 4Q21 1Q22 2Q22 3Q22 Number of Shares Repurchased* (thousands) 563 — — — 1,136 Average Share Price of Shares Repurchased* $85.70 — — — $87.98 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * Under the Board of Directors' share repurchase authorization. ~$900M remains under current share repurchase authorization

Bank segment key credit trends 17 $ in millions 3Q22 vs. 3Q21 vs. 2Q22 Bank loan provision/(benefit) for credit losses* $ 56 NM 167% Net charge-offs $ 10 NM NM 3Q21 2Q22 Nonperforming assets as a % of total assets 0.17% 0.13% 0.27% Bank loan allowance for credit losses as a % of loans held for investment 0.90% 1.34% 1.17% Criticized loans as a % of loans held for investment 1.63% 4.07% 2.63% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank *3Q22 provision included an initial provision for credit losses on loans acquired as part of our TriState Capital acquisition of $26 million

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures. Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide21 Three months ended Nine months ended $ in millions June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 June 30, 2021 June 30, 2022 Net income available to common shareholders: $ 307 $ 429 $ 446 $ 323 $ 299 $ 974 $ 1,068 Non-GAAP adjustments: Expenses directly related to acquisitions included in the following financial statement line items: Compensation, commissions and benefits: Acquisition-related retention (1) 13 13 11 14 16 35 41 Other acquisition-related compensation (2) — 1 — — 2 — 2 Total “Compensation, commissions and benefits” expense 13 14 11 14 18 35 43 Professional fees (2) 4 5 2 5 4 5 11 Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (3) — — — — 26 — 26 Other: Amortization of identifiable intangible assets (4) 7 7 8 6 8 14 22 Initial provision for credit losses on acquired lending commitments (3) — — — — 5 — 5 All other acquisition-related expenses (2) — 1 — 6 4 1 10 Total “Other” expense 7 8 8 12 17 15 37 Total expenses related to acquisitions 24 27 21 31 65 55 117 Losses on extinguishment of debt (5) 98 — — — — 98 — Pre-tax impact of non-GAAP adjustments 122 27 21 31 65 153 117 Tax effect of non-GAAP adjustments (30) (6) (5) (8) (16) (37) (29) Total non-GAAP adjustments, net of tax 92 21 16 23 49 116 88 Adjusted net income attributable to common shareholders $ 399 $ 450 $ 462 $ 346 $ 348 $ 1,090 $ 1,156 Pre-tax income $ 385 $ 560 $ 558 $ 433 $ 415 $ 1,231 $ 1,406 Pre-tax impact of non-GAAP adjustments (as detailed above) 122 27 21 31 65 153 117 Adjusted pre-tax income $ 507 $ 587 $ 579 $ 464 $ 480 $ 1,384 $ 1,523

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended Nine months ended $ in millions June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 June 30, 2021 June 30, 2022 Pre-tax margin (6) 15.6% 20.8% 20.1% 16.2% 15.3% 17.4% 17.2 % Impact of non-GAAP adjustments on pre-tax margin: Compensation, commissions and benefits: Acquisition-related retention (1) 0.5% 0.6% 0.4% 0.5% 0.6% 0.5% 0.5 % Other acquisition-related compensation (2) — % — % — % — % 0.1% — % 0.1 % Total “Compensation, commissions and benefits” expense 0.5% 0.6% 0.4% 0.5% 0.7% 0.5% 0.6 % Professional fees (2) 0.2% 0.2% — % 0.2% 0.1% 0.1% 0.1 % Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (3) — % — % — % — % 1.0% — % 0.3 % Other: Amortization of identifiable intangible assets (4) 0.3% 0.2% 0.3% 0.2% 0.3% 0.2% 0.2 % Initial provision for credit losses on acquired lending commitments (3) — % — % — % — % 0.2% — % 0.1 % All other acquisition-related expenses (2) — % — % — % 0.3% 0.1% — % 0.1 % Total “Other” expense 0.3% 0.2% 0.3% 0.5% 0.6% 0.2% 0.4 % Total expenses related to acquisitions 1.0% 1.0% 0.7% 1.2% 2.4% 0.8% 1.4 % Losses on extinguishment of debt (5) 3.9% — % — % — % — % 1.4% — % Total non-GAAP adjustments, net of tax 4.9% 1.0% 0.7% 1.2% 2.4% 2.2% 1.4 % Adjusted pre-tax margin (6) 20.5% 21.8% 20.8% 17.4% 17.7% 19.6% 18.6 % Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide22

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Total compensation ratio (7) 67.2% 65.9% 67.7% 69.3% 67.5 % Less the impact of non-GAAP adjustments on compensation ratio: Compensation, commissions and benefits: Acquisition-related retention (1) 0.5% 0.6% 0.4% 0.5% 0.6 % Other acquisition-related compensation (2) — % — % — % — % 0.1 % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.5% 0.6% 0.4% 0.5% 0.7 % Adjusted total compensation ratio (7) 66.7% 65.3% 67.3% 68.8% 66.8 % Three months ended $ in millions June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Compensation, commissions and benefits expense 1,661 $ 1,775 $ 1,884 1,852 1,834 Less: Compensation, commissions and benefits: Acquisition-related retention (1) 13 13 11 14 16 Other acquisition-related compensation (2) — 1 — — 2 Total “Compensation, commissions and benefits” expenses related to acquisitions 13 14 11 14 18 Adjusted compensation, commissions and benefits expense $ 1,648 $ 1,761 $ 1,873 $ 1,838 $ 1,816

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Nine months ended Earnings per common share (8) (9) June 30, 2021 March 31, 2022 June 30, 2022 June 30, 2021 June 30, 2022 Basic $ 1.49 $ 1.56 1.41 $ 4.73 $ 5.12 Impact of non-GAAP adjustments on basic earnings per common share: Compensation, commissions and benefits: Acquisition-related retention (1) 0.06 0.07 0.08 0.17 0.20 Other acquisition-related compensation (2) — — 0.01 — 0.01 Total “Compensation, commissions and benefits” expense 0.06 0.07 0.09 0.17 0.21 Professional fees (2) 0.02 0.02 0.02 0.02 0.05 Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on — — 0.12 — 0.13 Other: Amortization of identifiable intangible assets (4) 0.04 0.03 0.04 0.07 0.11 Initial provision for credit losses on acquired lending commitments (3) — — 0.02 — 0.02 All other acquisition-related expenses (2) — 0.03 0.02 — 0.05 Total “Other” expense 0.04 0.06 0.08 0.07 0.18 Total expenses related to acquisitions 0.12 0.15 0.31 0.26 0.57 Losses on extinguishment of debt (5) 0.48 — — 0.48 — Tax effect of non-GAAP adjustments (0.15) (0.04) (0.07) (0.18) (0.14) Total non-GAAP adjustments, net of tax 0.45 0.11 0.24 0.56 0.43 Adjusted basic (9) $ 1.94 $ 1.67 $ 1.65 $ 5.29 $ 5.55 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended Nine months ended Earnings per common share (8) (9) June 30, 2021 March 31, 2022 June 30, 2022 June 30, 2021 June 30, 2022 Diluted $ 1.45 $ 1.52 1.38 $ 4.61 4.99 Impact of non-GAAP adjustments on diluted earnings per common share: Compensation, commissions and benefits: Acquisition-related retention (1) 0.06 0.06 0.07 0.17 0.19 Other acquisition-related compensation (2) — — 0.01 — 0.01 Total “Compensation, commissions and benefits” expense 0.06 0.06 0.08 0.17 0.20 Professional fees (2) 0.02 0.02 0.02 0.02 0.05 Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on — — 0.12 — 0.12 Other: Amortization of identifiable intangible assets (4) 0.03 0.03 0.04 0.07 0.11 Initial provision for credit losses on acquired lending commitments (3) — — 0.02 — 0.02 All other acquisition-related expenses (2) — 0.03 0.02 0.01 0.05 Total “Other” expense 0.03 0.06 0.08 0.08 0.18 Total expenses related to acquisitions 0.11 0.14 0.30 0.27 0.55 Losses on extinguishment of debt (5) 0.46 — — 0.46 — Tax effect of non-GAAP adjustments (0.14) (0.04) (0.07) (0.18) (0.13) Total non-GAAP adjustments, net of tax 0.43 0.10 0.23 0.55 0.29 Adjusted diluted (9) $ 1.88 $ 1.62 $ 1.61 $ 5.16 $ 5.41

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Book value per share As of $ in millions, except per share amounts June 30, 2021 March 31, 2022 June 30, 2022 Total equity attributable to Raymond James Financial, Inc. $ 7,863 $ 8,602 $ 9,395 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 862 1,110 1,810 Deferred tax liabilities, net (56) (88) (128) Tangible common equity attributable to Raymond James Financial, Inc. $ 7,057 $ 7,580 $ 7,713 Common shares outstanding (8) 205.4 207.9 215.5 Book value per share (8) (10) $ 38.28 $ 41.38 $ 43.60 Tangible book value per share (8) (10) $ 34.36 $ 36.46 $ 35.79

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 27 Note: Please refer to the footnotes on slide 29 for additional information. Return on common equity Three months ended Nine months ended $ in millions June 30, 2021 March 31, 2022 June 30, 2022 June 30, 2021 June 30, 2022 Average common equity (11) $ 7,728 $ 8,601 $ 8,999 $ 7,483 $ 8,711 Impact of non-GAAP adjustments on average common equity: Compensation, commissions and benefits: Acquisition-related retention (1) 6 7 8 16 19 Other acquisition-related compensation (2) — — 1 — 1 Total “Compensation, commissions and benefits” expense 6 7 9 16 20 Professional fees (2) 2 3 2 2 5 Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (3) — — 13 — 7 Other: Amortization of identifiable intangible assets (4) 4 3 4 6 11 Initial provision for credit losses on acquired lending commitments (3) — — 3 — 1 All other acquisition-related expenses (2) — 3 2 1 4 Total “Other” expense 4 6 9 7 16 Total expenses related to acquisitions 12 16 33 25 48 Losses on extinguishment of debt (5) 49 — — 25 — Tax effect of non-GAAP adjustments (15) (4) (8) (12) (12) Total non-GAAP adjustments, net of tax $ 46 $ 12 $ 25 $ 38 $ 36 Adjusted average common equity (11) $ 7,774 $ 8,613 $ 9,024 $ 7,521 $ 8,747 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 28 Note: Please refer to the footnotes on slide 29 for additional information. Return on equity Three months ended Nine months ended $ in millions June 30, 2021 March 31, 2022 June 30, 2022 June 30, 2021 June 30, 2022 Average common equity (11) $ 7,728 $ 8,601 $ 8,999 $ 7,483 $ 8,711 Less: Average goodwill and identifiable intangible assets, net 865 992 1,460 791 1,169 Average deferred tax liabilities, net (56) (77) (108) (51) (86) Total non-GAAP adjustment 809 915 1,352 740 1,083 Average tangible common equity (11) $ 6,919 $ 7,686 $ 7,647 $ 6,743 $ 7,628 Impact on non-GAAP adjustments on average tangible common equity: Expenses related to acquisitions included in the following financial statement line items: Compensation, commissions and benefits: Acquisition-related retention (1) 6 7 8 16 19 Other acquisition-related compensation (2) — — 1 — 1 Total “Compensation, commissions and benefits” expense 6 7 9 16 20 Professional fees (2) 2 3 2 2 5 Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (3) — — 13 — 7 Other: Amortization of identifiable intangible assets (4) 4 3 4 6 11 Initial provision for credit losses on acquired lending commitments (3) — — 3 — 1 All other acquisition-related expenses (2) — 3 2 1 4 Total “Other” expense 4 6 9 7 16 Total expenses related to acquisitions 12 16 33 25 48 Losses on extinguishment of debt (5) 49 — — 25 — Tax effect of non-GAAP adjustments (15) (4) (8) (12) (12) Total non-GAAP adjustments, net of tax $ 46 $ 12 $ 25 $ 38 $ 36 Adjusted average tangible common equity (11) $ 6,965 $ 7,698 $ 7,672 $ 6,781 $ 7,664 Return on common equity (12) 15.9% 15.0% 13.3% 17.4% 16.3 % Adjusted return on common equity (12) 20.5% 16.1% 15.4% 19.3% 17.6 % Return on tangible common equity (12) 17.7% 16.8% 15.6% 19.3% 18.7 % Adjusted return on tangible common equity (12) 22.9% 18.0% 18.1% 21.4% 20.1%

Footnotes 29 (1) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with our current and prior-year acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Beginning with our fiscal third quarter of 2022, we reclassified acquisition-related expenses which were previously reported in “Acquisition-related expenses” on our Consolidated Statements of Income into the respective income statement line items that align to their expense categories, including “Compensation, commissions, and benefits”, “Professional fees” (primarily legal fees), and “Other” expenses. Prior periods have been conformed to the current presentation. (3) Our results for the three and nine months ended June 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our TriState Capital acquisition of $26 million (included in “Bank loan provision/(benefit) for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date. (4) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (5) Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021. (6) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (7) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (8) During our fourth fiscal quarter of 2021 the Board of Directors approved a 3-for-2 stock split, effected in the form of a 50% stock dividend, paid on September 21, 2021. All share and per share information has been retroactively adjusted to reflect this stock split. (9) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. (10) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (11) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (12) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period.